UPGRADE INTERNATIONAL CORP.          Private Placement of Subordinated Debenture


                           UPGRADE INTERNATIONAL CORP.

               $1,000,000  PRINCIPAL AMOUNT SUBORDINATED DEBENTURE

                      CONVERTIBLE AT THE PRICE EQUAL TO THE
                AVERAGE BID PRICE FOR THE COMPANY'S COMMON STOCK
               FOR THE FIVE TRADING DAYS IMMEDIATELY PRECEDING THE
            DATE OF CONVERSION, BUT NOT TO EXCEED USD $2.50 PER SHARE


                           U.S. SUBSCRIPTION AGREEMENT

     The Securities being offered and subscribed for hereby are speculative and risky. See "Risk Factors" attached as Addendum B. Subscribers must be prepared to bear the economic risk of their investment for an indefinite time period and must be able to withstand a total loss of their investment. The Securities have not been registered under the Securities Act of 1933, as amended ("Securities
Act") or any state or foreign securities laws. Neither the Securities and Exchange Commission ("SEC") nor any state or foreign regulatory authority has passed upon the accuracy or adequacy of the Business Plan included as Addendum A hereto or any other related materials. Neither has any such agency reviewed or endorsed the merits of this Offering. Any representation to the contrary is a criminal offense. The Securities are offered under exemptions provided by the Securities Act and certain state securities laws. The Securities are subject to restrictions on transferability and resale, and may be transferred or resold only if effectively registered with the SEC under the Securities Act and with any state whose securities laws apply, or under an exemption from registration that is available under those laws. If a holder wishes to transfer or sell Securities under an exemption from registration, the holder must provide to the Company an attorney's opinion acceptable to the Company that states the reasons why an exemption from registration is available.

     No person is authorized to give any information or to make any representation not contained in the accompanying materials, and, if any such information or representation is given or made, such information or representation must not be relied upon as having been authorized by the Company. The delivery of these materials at any time does not imply that the information contained herein is correct as of any subsequent time. These materials do not purport to be all inclusive or to contain all the information that a potential subscriber may desire in considering the Offering.

     All potential subscribers will have an opportunity to meet with representatives of the Company to verify any of the information included in the accompanying materials and to obtain additional information regarding the Offering and the Company. Copies of all documents, contracts, financial statements and other Company records will be made available for inspection at any such meeting or during normal business hours upon request to the Company. Subscribers must acknowledge below that they have read the accompanying materials carefully and thoroughly, they were given the opportunity to obtain additional information, and they did so to their satisfaction. In making an investment decision, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     The following documents accompany this Subscription Agreement and are incorporated herein by reference:



          Addendum  A               Business  Plan  of  the  Company
          Addendum  B               Risk  Factors
          Addendum  C               Summary  of  Placement
          Addendum  D               Articles  of  Incorporation  of  the Company
          Addendum  E               Bylaws  of  the  Company
          Addendum  F               Form  of  Convertible Subordinated Debenture


          The Date of these Subscription Documents is October 15, 1999.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

ARIZONA RESIDENTS: THESE SECURITIES HAVE BEEN EXEMPTED FROM REGISTRATION PURSUANT TO A.R.S. Sec.44-1846, BUT THE FACT OF THE GRANTING OF SUCH EXEMPTION IS NOT TO BE DEEMED TO BE A FINDING BY THE ARIZONA CORPORATION COMMISSION THAT THESE OFFERING MATERIALS ARE TRUE OR ACCURATE, NOR DOES SUCH GRANT OR EXEMPTION MEAN THAT THE COMMISSION HAS PASSED UPON THE MERITS OR OTHERWISE APPROVED THE SECURITIES DESCRIBED HEREIN.

ALABAMA RESIDENTS: THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THESE PRIVATE PLACEMENT MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CALIFORNIA RESIDENTS: THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

FLORIDA RESIDENTS: THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED WITH THE FLORIDA DIVISION OF SECURITIES AND INVESTOR PROTECTION. THE FIRM IS
REGISTERED  AS  AN  ISSUER/DEALER  TO  SELL  ITS  OWN  SECURITIES.

GEORGIA RESIDENTS: THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973" AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

ILLINOIS RESIDENTS: THESE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4G OF THE ILLINOIS SECURITIES LAW OF 1953, AS AMENDED, AND CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THE ILLINOIS SECURITIES LAW OR PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER OR OTHERWISE IN COMPLIANCE WITH SUCH LAW.

KENTUCKY RESIDENTS: THE SECURITIES OFFERED BY THIS MEMORANDUM HAVE NOT BEEN REGISTERED UNDER THE KENTUCKY SECURITIES ACT, ARE OFFERED IN RELIANCE UPON AN
EXEMPTION FROM REGISTRATION THEREUNDER AND MAY NOT BE RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

NEW YORK RESIDENTS: THESE PRIVATE PLACEMENT MATERIALS HAVE NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO THEIR ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

ANY  REPRESENTATION  TO  THE  CONTRARY  IS  UNLAWFUL.
     THESE PRIVATE PLACEMENT MATERIALS DO NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. THESE MATERIALS CONTAIN FAIR SUMMARIES OF THE MATERIAL TERMS OF DOCUMENTS SUMMARIZED HEREIN.

NORTH CAROLINA RESIDENTS: IN MAKING INVESTMENT DECISIONS, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THESE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFOR. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

OHIO RESIDENTS: THE SECURITIES OFFERED BY THIS MEMORANDUM ARE ISSUED IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION SET FORTH IN SECTIONS 1707.03(K)(2), (O) AND (Q) OF THE OHIO REVISED CODE, AND THEY CANNOT BE RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN A TRANSACTION THAT IS EXEMPT UNDER THE OHIO REVISED CODE OR PURSUANT TO AN EFFECTIVE REGISTRATION THEREUNDER OR OTHERWISE IN COMPLIANCE WITH SUCH CODE.

OKLAHOMA RESIDENTS: THE SECURITIES OFFERED PURSUANT TO THESE OFFERING MATERIALS HAVE NOT BEEN REGISTERED UNDER THE OKLAHOMA STATUTES, 1971, AS AMENDED (THE "OKLAHOMA ACT"), AND MAY NOT BE RESOLD WITHOUT BEING REGISTERED OR QUALIFIED FOR AN EXEMPTION UNDER THE OKLAHOMA ACT.

TEXAS RESIDENTS: THE SECURITIES OFFERED BY THIS MEMORANDUM MAY BE OFFERED AND SOLD ONLY TO "ACCREDITED INVESTORS" AS DEFINED UNDER THE TEXAS SECURITIES ACT.
      ----
THIS MEMORANDUM IS ONLY FOR YOUR CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE YOU AND THE COMPANY IN VIOLATION OF THE TEXAS SECURITIES ACT.

TENNESSEE RESIDENTS: IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.
     THESE  SECURITIES  HAVE  NOT  BEEN  RECOMMENDED  BY ANY  FEDERAL  OR  STATE
SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE U. S. SECURITIES

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


ARTICLE  1.  SUBSCRIPTION

     1.1 The undersigned subscriber ("Subscriber"), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from Upgrade International Corp., a corporation organized under the laws of the State of Florida, U.S.A. (the "Company"), a Subordinated Debenture due OCTOBER 15, 2001 ("Debenture") together with simple interest at the rate of seven per cent (7 %) per annum and convertible into shares of the Company's Common Stock, par value $0.001 per share (the "Shares"), at a price which is equal to 75% of the average bid price for the Company's Common Stock for the five (5) consecutive trading days immediately preceding the date of conversion, but in no event shall the conversion price exceed USD $2.50 per Share, for a purchase price of ONE MILLION AND NO/100 U.S. DOLLARS (the "Purchase Price"). This subscription is submitted to you in accordance with and subject to the terms and conditions set forth in this Subscription Agreement and pursuant to Rule 506 of Regulation D promulgated under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Debenture and Shares are sometimes referred to herein collectively as the "Securities."

     1.2 Subscriber's subscription payment, in the form of a bank check or certified check made payable to "Monahan & Biagi PLLC Trust Account FBO Upgrade International Corp." in the amount of the Purchase Price is delivered herewith (unless payment is being wired in accordance with the following instructions) together with two executed copies of this Subscription Agreement. In the event this subscription is not accepted, in whole or in part, by the Company, the full or ratable amount, as the case may be, of Subscriber's subscription payment shall be promptly refunded to Subscriber without deduction therefrom or interest thereon. Wiring instructions are as follows:

             To:               The  Commerce  Bank  of  Washington
                               601  Union  Street  -  Suite  3600
                               Seattle,  Washington  U.S.A.  98101

                               Telephone:  (206)  292-4589

             ABA  Number:      125  008  013

             For Credit to:    Monahan  &  Biagi  PLLC

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

             MPD  Account  No.:     001  800329

             Sub  Account  Name:    Upgrade  International  Corp.

             Sub  Account  No.:     91

             Notify  on  Arrival:   Juanita  Grundmann;  (206)  587-5700

     1.3 In the event this subscription is accepted by the Company, in whole or in part, the Company shall deliver to Subscriber a certificate for the Shares as to which Subscriber's subscription is accepted, such certificate to be dated the date of acceptance of this subscription and to bear the legends described herein, together with a copy of this Subscription Agreement executed by the Company.

     1.4 Subscriber acknowledges and agrees that the Company did not prepare any information to be delivered to prospective investors in connection with this subscription other than the materials accompanying this Subscription Agreement, and the Company does not make any representation or warranty concerning the completeness of any information received by prospective investors. Subscriber acknowledges and agrees that prospective investors are advised to conduct their own review of the business, properties and affairs of the Company before subscribing.

     1.5 Subscriber understands and agrees that: (1) this subscription is not subject to the Company's receiving any minimum amount of subscriptions or the escrow of any subscription payments; (2) this Subscription Agreement is not binding upon the Company until accepted by it; (3) Subscriber's subscription payment shall be available to the Company immediately after the Company's acceptance of this subscription; and (4) the Company shall have the right to accept or reject this subscription in whole or in part for any reason or for no reason.

ARTICLE  2.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

     The Company represents and warrants to, and agrees with, Subscriber as follows:

     2.1 The Company is duly organized, validly existing and in good standing under the laws of the State of Florida, U.S.A., with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary.

     2.2 The Company is authorized to issue 50,000,000 Shares of Common Stock, par value $0.001 per share.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     2.3 The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement and to issue, sell and deliver the Securities. This Subscription Agreement has been duly authorized by the Company, and (subject, with respect to enforceability, to the provisions of specific performance, bankruptcy and similar laws and principles of equity) when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms. The Securities have been duly authorized by the Company and (subject, with respect to enforceability, to the provisions of specific performance, bankruptcy and similar laws and principles of equity), when issued, sold and delivered in accordance with the terms of this Subscription Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

     2.4 No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Subscription Agreement or the execution, issuance, sale or delivery of the Securities (except as may be required under federal, state or provincial securities laws).

     2.5 No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Subscription Agreement or the issuance, sale and delivery of the Securities.

     2.6 The execution, delivery and performance of this Subscription Agreement and the issuance, sale and delivery of the Securities, will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject, the result of which may have a material adverse effect on the business, operations, liabilities or condition (financial or otherwise) of the Company.

ARTICLE  3.  REPRESENTATIONS  AND  WARRANTIES  OF  SUBSCRIBER

     Subscriber hereby represents, warrants and certifies to, and agrees with, the Company as follows:

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     3.1 Subscriber has received, thoroughly reviewed, and understands all of the information contained in Addenda A though E described on page 2 of this Subscription Agreement, and Subscriber has had an opportunity to ask questions and to obtain all desired information regarding the Company, the Offering and this Subscription Agreement. Subscriber currently has knowledge sufficient to Subscriber, in the prudent management of Subscriber's affairs, regarding the Company and its operations and principals to justify Subscriber's submission of this Subscription Agreement to the Company. Regarding the Company, its business plans and financial condition: Subscriber has received all materials that have been requested by Subscriber, and the Company has answered all inquiries that Subscriber or Subscriber's representatives have put to it; Subscriber has had access to all additional information necessary to verify the accuracy of the information requested by Subscriber or this Subscription Agreement; and Subscriber has taken all the steps necessary to evaluate the merits and risks of an investment by Subscriber in the Securities. In making this investment decision, Subscriber has not relied on any information not provided by the Company.

     3.2     Subscriber   has   such   knowledge   and  experience  in  finance,
securities, investments and other business matters as to be able to protect Subscriber's interests in connection with this transaction, and Subscriber's investment in the Company hereunder is not material when compared to
Subscriber's total financial capacity. Subscriber has adequate means for providing for Subscriber's current needs and possible contingencies, has no need for liquidity regarding this investment, and has no reason to expect a change in Subscriber's circumstances, financial or other, that may cause or require sale of Subscriber's Securities.

     3.3 Subscriber understands the many risks of an investment in the Company and can afford to bear such risks, including, but not limited to, the risk of losing Subscriber's entire investment.

     3.4 Subscriber acknowledges that the Shares presently are quoted on the NASD Over-the-Counter Bulletin Board (OTCBB), that such market generally is thin and illiquid, and that Subscriber may find it impossible to liquidate Subscriber's investment at a time when Subscriber may desire to do so, or at any other time.

     3.5 Subscriber has been advised by the Company that (a) the Securities have not been registered under the U.S. Securities Act of 1933, as amended ("Securities Act"), (b) the Securities are being offered and sold to Subscriber on the basis of the exemptions from registration provided by Securities Act
Section  4(2)  and  Regulation  D promulgated under the Securities Act,  (c) the
Offering has not been filed with or submitted to, reviewed by, or otherwise passed on by the U. S. Securities and Exchange Commission or any other U.S. federal or state agency or self-regulatory organization where an exemption is being relied upon, and (d) the Company's reliance on the exemptions provided by Securities Act Section 4(2) and Regulation D is based in part upon the representations made by Subscriber in this Subscription Agreement. Subscriber acknowledges that Subscriber has been informed by the Company of, or Subscriber is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     3.6 Subscriber (or any person identified in any special instructions above) is acquiring the Securities for Subscriber's (their) own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Subscriber (or such person) has no present intention of distributing or selling to others any of such Securities or granting any participation therein. Subscriber (or such person) has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or otherwise dispose of any of the Securities which would guarantee to Subscriber (or such person) any profit, or protect Subscriber (or such person) against loss, regarding the Securities, and Subscriber (or such person) has no plans to enter into any such agreement or arrangement.

     3.7 Subscriber is an "Accredited Investor" as that term is defined in Regulation 501(a) of Regulation D promulgated under the Securities Act. Specifically, Subscriber is (check all appropriate item(s)):
-----------------------------------------------------------------

      _____(a) A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      _____(b)     A  private business development company as defined in Section
202(a)(22)  of  the  Investment  Advisers  Act  of  1940.

      _____(c)     An  organization  described  in  Section  501(c)(3)  of  the
Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

      _____(d)     A  director  or  executive  officer  of  the  Company.

      _____(e)     A  natural  person  whose  individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000.

      _____(f) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. If Subscriber is a California resident, Subscriber's investment in the Company will not exceed 10% of Subscriber's net worth (or, if married, joint net worth with spouse). If Subscriber is a Massachusetts resident, Subscriber's investment in the Company will not exceed 25% of Subscriber's joint net worth with spouse (exclusive of principal residence and its furnishings).

      _____(g) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act (i.e., a purchaser not an Accredited Investor who either alone or with his purchaser representative(s) has such knowledge and experience in financial and business matters that the purchaser is capable of evaluating the merits and risks of the prospective investment).

      _____(h) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, Subscriber must identify each equity owner and provide statements signed by each equity owner demonstrating how each qualifies as an accredited investor.)

     3.8 If Subscriber is a natural person, Subscriber is: a bona fide resident of the State contained in Subscriber's address set forth on the signature page of this Agreement as Subscriber's residence address; at least 21 years of age; and legally competent to execute this Agreement. If Subscriber is an entity other than a natural person, Subscriber is duly authorized to execute this Agreement, and this Agreement, when executed and delivered by Subscriber, will constitute Subscriber's legal, valid and binding obligation, enforceable against Subscriber in accordance with its terms; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of Subscriber.

     3.9 Subscriber acknowledges the Securities will be subject to a stop transfer order and the certificate or certificates evidencing the Securities will bear the following or a substantially similar legend and such other legends as may be required by other applicable securities laws (if any):

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          "These Securities have not been registered under the Securities Act of 1933, as amended. Such Securities may be sold or offered for sale, transferred, hypothecated or otherwise assigned only pursuant to registration under such Act or pursuant to an available exemption from registration supported by an opinion reasonably acceptable to the Company by counsel reasonably acceptable to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

     3.9 Subscriber agrees that Subscriber will not offer or resell the Securities unless (a) resale of such Securities is registered under the Securities Act, or (b) an exemption from registration is available under the Securities Act.

     3.10 Subscriber is acquiring the Securities for Subscriber's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and Subscriber has no present intention of distributing or selling to others any of such Securities or granting any participation therein. Subscriber has no agreement or other arrangement, formal or informal, with any person to sell, transfer, pledge or otherwise dispose of any of the Securities which would guarantee to Subscriber any profit, or protect Subscriber against loss, regarding the Securities, and Subscriber has no plans to enter into any such agreement or arrangement.

     3.11 It never has been represented, guaranteed or warranted to Subscriber by the Company, or its principals, including any of the officers, directors, shareholders, partners, employees or agents of either, or any other persons, whether expressly or by implication, that:

          (a) the Company or Subscriber will realize any given percentage of profits or amount or type of consideration, profit or loss as a result of the Company's activities or Subscriber's investment in the Company; or

          (b) the past performance or experience of the management of the Company, or of any other person, in any way indicates the predictable results of ownership of the Securities or of the Company's activities.

     3.12 Subscriber understands that the net proceeds from all paid and accepted subscriptions will be used for Company purposes, and that the Securities to be issued hereunder will not be secured by any collateral. Further, the Company may, in its sole discretion, reject this subscription or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of investors' subscriptions.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     3.13 The representations, warranties, certifications and agreements made by Subscriber herein are true and correct and shall survive the execution and delivery of this Subscription Agreement and the purchase and receipt of the Securities.

ARTICLE  4.  INDEMNIFICATION

     Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the terms of this Subscription Agreement, including, but not limited to, the representations, warranties, certifications and agreements made by Subscriber in Article 3 hereof, and Subscriber hereby agrees to indemnify and hold harmless the Company and each incorporator, officer, director, employee, agent and controlling person thereof, past, present or future, from and against any and all claims, loss, damage, liability, costs and expenses, including without limitation reasonable attorneys' fees and expenses, due or relating to or arising out of a breach, inaccuracy or inadequacy of any such representation, warranty, certification or agreement or of any other term of this Subscription Agreement.

ARTICLE  5.  REGISTRATION  OF  SHARES

     Upon conversion of the full principal amount of the Debenture and all accrued interest thereon into shares of Common Stock of the Company, or upon conversion of such lesser amount on the Maturity Date of this Debenture, the Company agrees to promptly file with the SEC a registration statement covering the Conversion Shares, and agrees to use reasonable efforts to cause such registration to become effective. Notwithstanding the foregoing, the Company agrees to register the underlying Shares subject to the Debenture together with and in conjunction with the Company's pending $2.50 per share common round, which is estimated to be accomplished on or before December 31, 1999.

ARTICLE  6.  GENERAL  PROVISIONS

     6.1 Neither this Subscription Agreement, nor any of Subscriber's interest herein, shall be assignable or transferable by Subscriber in whole or in part except by operation of law.

     6.2 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed to Subscriber at the address set forth below and to the Company at the address set forth below, or shall be delivered by facsimile transmission with a copy by first class mail, postage prepaid, to the other party at his/its address set forth below. Notices hand delivered shall be deemed given upon receipt and notices sent by mail shall be deemed given on the fifth business day following deposit in the mail, first class airmail postage prepaid. Notices delivered by facsimile transmission shall be deemed given one business day following the day of transmission, provided that the sender has confirmation of receipt of transmission and mails a copy by first class mail, postage prepaid, addressed to the other party at his/its address below.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     6.3 This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Washington, U.S.A., as in effect for contracts made and to be performed in the State of Washington. Subscriber hereby submits to the jurisdiction of the courts of or located in the State of Washington for all purposes relating to this Subscription Agreement, the Securities and Subscriber's interest in the Company, and such courts shall have exclusive jurisdiction relating thereto.

     6.4     This  Subscription  Agreement  constitutes  the   entire  agreement
between the parties hereto regarding the subject matter hereof and may be amended only by a writing executed by both parties.

     6.5 This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.



     IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year this subscription is accepted by the Company as set forth below.

Signature of/for Subscriber(s):           Signature of/for Any Co-Subscriber:


___________________________________       ______________________________________

___________________________________       ______________________________________
  Print Name of Signatory Here             Print Name of Any Co-Signatory Here

Subscriber's  Mailing  Address:           Type  of  Ownership:

________________________________                Individual         _______
Street  and  Number                             Community
                                                  Property         _______
________________________________                Tenants in
City  or  Town                                    Common           _______
                                                Joint Tenants
________________________________                  With Rights
State      Country     Zip Code                   of Survivorship  _______
                                                Partnership        _______
________________________________                Corporation        _______

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

U.S.  Social  Security  or  other               Custodial Account  _______
Tax  Number  of  Subscriber                     Other  (explain)   _______
                                                __________________________
Facsimile  No.:  (718)  851-3511                __________________________



                            CERTIFICATE OF SIGNATORY
                            ------------------------

(To be completed if Securities are being subscribed for by an Entity)


     I, _____________________________,  am  the _____________________________ of
__________________________________________  (the  "Entity").  I  hereby  certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities on behalf of the Entity, and I further certify that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

     IN WITNESS WHEREOF, I have set my hand this _____ day of ________________, 1999.


                                          ______________________________________
                                                       (Signature)

                                   ACCEPTANCE
                                   ----------

     UPGRADE INTERNATIONAL CORP., a corporation organized under the laws of the State of Florida, U.S.A., hereby accepts the foregoing subscription subject to the terms and conditions of this Subscription Agreement this ______ day of ___________________, 1999.


                                      UPGRADE  INTERNATIONAL  CORP.



                                      By:______________________________________
                                           Daniel  Bland,  President

                                      Address:  1411 Fourth Avenue, Suite 629

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

                                      Seattle,  Washington  98101

                               Facsimile  No.:_____________________________

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share



                       CONVERTIBLE SUBORDINATED DEBENTURE
                                       OF
                           UPGRADE INTERNATIONAL CORP.


THIS DEBENTURE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL
SATISFACTORY  TO  THE  CORPORATION  THAT  SUCH  REGISTRATION  IS  NOT  REQUIRED.


                       CONVERTIBLE SUBORDINATED DEBENTURE


OCTOBER  15,  1999                                                 $1,000,000.00


     FOR VALUE RECEIVED, UPGRADE INTERNATIONAL CORP., a Florida corporation ("COMPANY"), promises to pay to __________________________________ ("HOLDER"),
the principal sum of One Million Dollars (USD $1,000,000), together with simple interest from the date of this Debenture on the unpaid principal balance at the rate of seven percent (7%) per annum. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of: (i) October 15, 2001 (the "MATURITY DATE"), or (ii) when such amounts are made due and payable upon or after the occurrence of an Event of Default (as defined below). This Debenture is issued pursuant to the Convertible Subordinated Debenture Subscription Agreement dated as of October 15, 1999 (as amended, modified or supplemented, the "SUBSCRIPTION AGREEMENT") between Company and the Holder.

     The following is a statement of the rights of Holder and the conditions to which this Debenture is subject, and to which the Holder hereof, by the acceptance of this Debenture, agrees:

     1.     DEFINITIONS.  As used in  this  Debenture, the following capitalized
            -----------
terms  have  the  following  meanings:

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          (a) For purposes of the foregoing, the "ARTICLES" shall mean the Articles of Incorporation of Company.

          (b) "HOLDER" shall mean the Person specified in the introductory paragraph of this Debenture or any Person who shall at the time be the holder of this Debenture.

          (c) "INDEBTEDNESS" of shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money, (ii) all obligations evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations to pay the deferred purchase price of property or services (other than accounts payable incurred in the ordinary course of business determined in accordance with generally accepted accounting principles), (iv) all obligations with respect to capital leases, (v) all guaranty obligations,
(vi) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, and
(vii) all reimbursement and other payment obligations, contingent or otherwise, in respect of letters of credit.

          (d) "INVESTMENT" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any equity securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (i) and (ii) of the definition of "INDEBTEDNESS" on behalf of any other Person); provided, however, that
                                                      --------   -------
Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales in the ordinary course of such Person's business.

          (e) "COMPANY" includes the corporation initially executing this Debenture and any Person which shall succeed to or assume the obligations of Company under this Debenture.

          (f) "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity, or a governmental authority.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          (g) "SENIOR INDEBTEDNESS" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Debenture, the principal of, unpaid interest on and amounts reimbursable, fees, expenses, costs of enforcement and other amounts due in connection with (i) indebtedness of Company to banks, commercial finance lenders, insurance companies, leasing or equipment financing institutions or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), which is for money borrowed, or purchase or leasing of equipment in the case of lease or other equipment financing, whether or not secured, and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

          (h) "TRANSACTION DOCUMENTS" shall mean the Debenture and the Subscription Agreement.

     2.   INTEREST.  Accrued  interest  on this Debenture shall be payable at
          --------
such  time  as  the  outstanding  principal amount hereof shall be paid in full.

     3.   EVENTS  OF  DEFAULT.  The  occurrence  of any of the  following  shall
          -------------------
constitute  an  "EVENT  OF  DEFAULT"  under  this Debenture and the Subscription
Agreement:

          (a) Failure to Pay. Company shall fail to pay (i) any principal payment on the due date hereunder, or (ii) any interest or other payment required under the terms of this Debenture or the Subscription Agreement on the date due, and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to Company of such failure to pay; or

          (b) Breaches of Covenants. Company shall fail to observe or perform any covenant, obligation, condition or agreement contained in this Debenture or the Subscription Agreement (other than those covenants specified in Section 3(a)), and (i) such failure shall continue for thirty (30) days and remain uncured, or (ii) if such failure is not curable within such 30-day period, but is reasonably capable of cure within 60 days, either (A) such failure shall continue for 60 days, or (B) Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial 30- day period; or

          (c) Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Company to Holder in writing in connection with this Debenture or the Subscription Agreement, or as an inducement to Holder to enter into this Debenture and the Subscription Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          (d)     Voluntary Bankruptcy or Insolvency Proceedings.  Company shall
(i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

          (e) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and an order for relief entered, or such proceeding shall not be dismissed or discharged within 90 days of commencement; or

          (f) Transaction Documents. Any Transaction Document or any material term thereof shall cease to be, or be asserted by Company not to be, a legal, valid and binding obligation of Company enforceable in accordance with its terms.

     4.     RIGHTS  OF HOLDER UPON DEFAULT.  Upon the occurrence or existence of
            -------------------------------
any Event of Default (other than an Event of Default referred to in Paragraphs 3(d) and 3(e)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to Company, declare all outstanding obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Subscription Agreement to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Paragraphs 3(d) and 3(e), immediately and without notice, all outstanding obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Subscription Agreement to the contrary notwithstanding. In addition to the foregoing remedy, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     5.     SUBORDINATION.  The  indebtedness  evidenced  by  this  Debenture is
            --------------
hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all of Company's Senior Indebtedness.

          (a) Insolvency Proceedings. If there shall occur any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, or arrangement with creditors (whether or not pursuant to bankruptcy or other insolvency laws), sale of all or substantially all of the assets, dissolution, liquidation, or any other marshalling of the assets and liabilities of Company, (i) no amount shall be paid by Company in respect of the principal of, interest on or other amounts due with respect to this Debenture at the time outstanding, unless and until the principal of and interest on the Senior Indebtedness then outstanding shall be paid in full, and (ii) no claim or proof of claim shall be filed with Company by or on behalf of the Holder of this Debenture which shall assert any right to receive any payments in respect of the principal of and interest on this Debenture except subject to the payment in full of the principal of and interest on all of the Senior Indebtedness then outstanding.

          (b) Default on Senior Indebtedness. If there shall occur an event of default which has been declared in writing with respect to any Senior
Indebtedness, as defined herein, or in the instrument under which it is outstanding, permitting the holder to accelerate the maturity thereof and Holder shall have received written notice thereof from the holder of such Senior Indebtedness, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, or all Senior Indebtedness shall have been paid in full, no payment shall be made in respect of the principal of or interest on this Debenture, unless within 180 days after the happening of such event of default, the maturity of such Senior Indebtedness shall not have been accelerated. Not more than one notice may be given to the Holder pursuant to the terms of this Section 5(b) during any 365-day period.

          (c) Further Assurances. By acceptance of this Debenture, the Holder agrees to execute and deliver customary forms of subordination agreements requested from time to time by holders of Senior Indebtedness, and as a condition to the Holder's rights hereunder, Company may require that Holder execute such forms of subordination agreements provided that such forms shall not impose on Holder terms less favorable than those provided herein.

          (d) Other Indebtedness. No Indebtedness which does not constitute Senior Indebtedness shall be senior in any respect to the Indebtedness represented by this Debenture unless consented to in writing by the Holder.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          (e) Subrogation. Subject to the payment in full of all Senior Indebtedness and until this Debenture shall be paid in full, the holder of this Debenture shall be subrogated to the rights of the holder(s) of such Senior Indebtedness (to the extent of the payments or distributions made to the holder(s) of such Senior Indebtedness pursuant to the provisions of this Section
5) to receive payments and distributions of assets of Company applicable to the Senior Indebtedness. No such payments or distributions applicable to the Senior Indebtedness shall, as between Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by Company to or on account of this Debenture; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness to which the Holder would be entitled except for the provisions of this Section 5 shall, as between Company and its creditors, other than the holders of Senior Indebtedness and the Holder, be deemed to be a payment by Company to or on account of the Senior Indebtedness.

          (f) No Impairment. Subject to the rights, if any, of the holders of Senior Indebtedness under this Section 5 to receive cash, securities or other properties otherwise payable or deliverable to the Holder of this Debenture, nothing contained in this Section 5 shall impair, as between Company and Holder, the obligation of Company, subject to the terms and conditions hereof, to pay to the Holder the principal hereof and interest hereon as and when the same become due and payable or shall prevent the Holder of this Debenture, upon default hereunder, from exercising all rights, powers and remedies otherwise provided herein or by applicable law.

          (g) Lien Subordination. Any Lien of Holder, whether now or hereafter existing in connection with the amounts due under this Debenture, on any assets or property of Company or any proceeds or revenues therefrom which Holder may have at any time as security for any amounts due and obligations under this Debenture, shall be subordinate to all Liens now or hereafter granted to a holder of Senior Indebtedness by Company or by law, notwithstanding the date, order or method of attachment or perfection of any such Lien or the provisions of any applicable law.

          (h) Reliance of Holders of Senior Indebtedness. Holder, by its acceptance hereof, shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the creation of the indebtedness evidenced by this Debenture, and each such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Indebtedness.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

6.     CONVERSION.
       -----------

          (a) Conversion by Holder. The Holder of this Debenture has the right, at the Holder's option and at any time prior to October 15, 2001, to convert the principal amount and all accrued interest due and owing on this Debenture, either in its entirety or in increments of $25,000, into fully paid and non-assessable shares of Common Stock of the Company. The number of shares of Common Stock into which this Debenture may be converted ("Conversion Shares") shall be determined by dividing the principal amount together with all accrued interest to the date of conversion (or such lesser amount in increments of $25,000) by the Conversion Price (as defined below) in effect at the time of such conversion.

          (b) Conversion Price. The Conversion Price shall be equal to seventy-five percent (75%) of the average bid price for the Company's Common Stock for the five (5) consecutive trading days immediately preceding the date of conversion, but in no event shall the Conversion Price exceed USD $2.50 per Share.

          (c) Automatic Conversion upon Merger. The entire principal amount of this Debenture and all accrued interest thereon shall be automatically converted into shares of Common Stock at the Conversion Price at the time in effect immediately prior to any consolidation or merger of Company with or into any entity or Person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction or series of related transactions by Company in which in excess of 50% of the Company's voting power is transferred, or a sale of all or substantially all of the assets of the Company.

          (d) Conversion upon Call of Company. Notwithstanding any provision to the contrary herein, if at any time prior to the Maturity Date of this Debenture, the average bid price for the Company's Common Stock for any five (5) consecutive trading day period equals One and 50/100 Dollar (USD $1.50) or less, the Company, at its option, shall be entitled to require the Holder hereof to immediately convert the entire outstanding principal amount of this Debenture and all accrued interest thereon into shares of Common Stock of the Company at a conversion price of USD $1.50 per Share, or in lieu thereof, to cancel this Debenture by paying to the Holder the then outstanding principal balance together with any accrued and unpaid interest thereon.

          (e) Adjustments for Stock Splits. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the holders of Common Stock are entitled to receive a dividend or other distribution payable in additional shares of Common Stock without payment of any consideration by the holder for the additional shares, the Conversion Price of this Debenture shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Debenture shall be increased in proportion to such increase in the number of outstanding shares.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

          (f) Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Debenture shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in the number of outstanding shares.

          (g) Reservation of Stock Issuable upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture.

          (h) Notice of Conversion Pursuant to Section 6(a). Before the Holder of this Debenture shall be entitled to convert this Debenture into shares of Common Stock of the Company pursuant to Section 6(a), Holder shall surrender this Debenture to the Company at its principal corporate office, and shall give written notice in substantially the form attached as Appendix I hereto, to Company with a copy to Company's legal counsel: James F. Biagi, Jr., Monahan & Biagi, P.L.L.C., 701 Fifth Avenue, Suite 5701, Seattle, Washington 98104, of Holder's election to convert all (or a portion) of the principal amount of the Debenture and any accrued interest thereon, which notice shall also state therein the name or names in which the certificate or certificates for shares of Company's Common Stock are to be issued.

          (i) Notice of Conversion Pursuant to Section 6(c). If this Debenture is automatically converted pursuant to Section 6(c) or is converted at the Company's option pursuant to Section 6(d), written notice shall be delivered to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice, notifying the Holder of the conversion to be effected, specifying the Conversion Price, the principal amount of the Debenture to be converted, the amount of accrued interest to be converted, the date on which such conversion will occur, and calling upon such Holder to surrender the Debenture to the Company in the manner and at the time and place designated.

          (j) Issuance of Securities on Conversion. Upon receipt of written notice from the Holder of this Debenture and surrender of the Debenture pursuant to Sections 6(a) and 6(h) above, the Company shall, at its expense, cause to be issued and delivered to the Holder, a certificate or certificates representing

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

the number of fully paid and nonassessable shares of Common Stock to which Holder shall be entitled on such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the Debenture as provided in Section 6(h) above. No fractional shares will be issued on conversion of this Debenture. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Debenture, the Company shall pay to the Holder in cash the amount of any outstanding principal and accrued interest that is not so converted.

          (k) Delay in Issuance on Conversion. For purposes of Section 6(j) above, "cause to be issued" shall mean that Company will instruct its transfer agent to issue and deliver the certificate or certificates for such shares to Holder. In the event the certificate(s) for the shares of Common Stock are not issued within ten (10) days of the date written notice of Holder's election to convert is received by the Company together with the surrendered Debenture, Holder shall notify Company of such delay, and Company shall have an additional 10-day period in which to effect the issuance of such certificates. If the certificates are not issued on or before the expiration of this 10-day extension period, Holder shall be entitled to receive additional shares of the Company's Common Stock as follows: for each full thirty (30)-day period that elapses (subsequent to the aforesaid 10-day extension period) in which the certificate(s) are not issued, Holder shall be entitled to receive additional shares of Common Stock in an amount equal to one percent (1%) of the number of shares that Holder is entitled to receive at the time of conversion.

          (l) Termination of Rights. All rights with respect to this Debenture shall terminate upon the issuance of shares of Common Stock upon conversion of this Debenture or upon payment in full of the outstanding principal amount together with any accrued interest thereon, whether or not this Debenture has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Debenture to the Company for cancellation as provided herein, but in any event not later than ten (10) days following conversion of this Debenture or payment in full.

     7.     SUCCESSORS  AND  ASSIGNS.  Subject  to  the restrictions on transfer
            ------------------------
described in Sections 9 and 10 below, the rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     8.     WAIVER  AND  AMENDMENT.  Any  provision  of  this  Debenture  may be
            -----------------------
amended,  waived  or  modified  upon  the written consent of Company and Holder.

     9.     TRANSFER  OF  THIS  DEBENTURE  OR  SECURITIES ISSUABLE ON CONVERSION
            --------------------------------------------------------------------
HEREOF.  With  respect to any offer, sale or other disposition of this Debenture
------
or securities into which such Debenture may be converted, Holder shall give written notice to Company prior thereto, describing briefly the manner thereof,

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion if so requested, Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Debenture or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel of Holder is not reasonably satisfactory to Company, Company shall so notify the Holder promptly after such determination has been made. The Debenture thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel for Company such legend is not required in order to ensure compliance with the Act. Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Debenture shall be registered upon registration books maintained for such purpose by or on behalf of Company as provided in the Subscription Agreement. Prior to presentation of this Debenture for registration and transfer, Company shall treat the registered holder thereof as the owner and holder of this Debenture for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Debenture shall be overdue, and Company shall not be affected by notice to the contrary.

     10.     ASSIGNMENT  BY  COMPANY.  Neither  this  Debenture  nor  any of the
             ------------------------
rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder, except in connection with an assignment in whole to a successor corporation to Company, provided that such successor corporation acquires all or substantially all of Company's property and assets and Holder's rights hereunder are not impaired.

     11.     TREATMENT  OF  DEBENTURE.  To  the  extent  permitted  by generally
             -------------------------
accepted accounting principles, Company will treat, account and report the Debenture as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     12.     NOTICES.  All  notices  and  other  communications  required  or
             --------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier: (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

with Federal Express or similar overnight courier, freight prepaid, or (d) one business day after the business day of a facsimile transmission, if delivered by facsimile transmission with a copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth in the Subscription Agreement or on the register maintained by the Company, and
(ii)  if  to  the Company, at the address of its principal corporate offices, or
(iii) at such other address as a party may designate by ten (10) days advance written notice to the other party pursuant to the provisions above.

     13.     NO  SHAREHOLDER  RIGHTS.  Nothing contained in this Debenture shall
             -----------------------
be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company, and no dividends shall be payable or accrued in respect of this Debenture.

     14.     REGISTRATION  OF  SHARES.  Upon  conversion  of  the full principal
             ------------------------
amount of this Debenture and all accrued interest thereon into shares of Common Stock of the Company, or upon conversion of such lesser amount on the Maturity Date of this Debenture, the Company agrees to promptly file with the SEC a registration  statement  covering  the  Conversion  Shares,  and  agrees  to use reasonable efforts to cause such registration to become effective. Notwithstanding the foregoing, the Company agrees to register the underlying Shares subject to the Debenture together with and in conjunction with the Company's pending $2.50 per share common round, which is estimated to be accomplished on or before December 31, 1999.

     15.     PAYMENT;  PREPAYMENT.
             ---------------------

     (a) In the event the Holder of this Debenture does not exercise Holder's option to convert the entire principal amount of this Debenture (and all accrued interest thereon) prior to the Maturity Date, the unconverted outstanding principal amount, together with all accrued interest thereon, shall be due and payable to Holder on October 15, 2001. Company shall be entitled to a grace period of ten (10) days following the Maturity Date to make the required payment. Payment shall be made in lawful tender of the United States.

          (b) The unpaid principal and interest due on this Debenture may not be prepaid, in whole or in part, without the express written consent of the Holder of this Debenture.

     16.     USURY.  In  the  event any interest is paid on this Debenture which
             -----
is deemed to be in excess of the then legal maximum rate, that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Debenture.

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

     17.     GOVERNING LAW.  This Debenture and all actions arising out of or in
             -------------
connection with this Debenture shall be governed by and construed in accordance with the laws of the State of Washington as in effect for contracts made and to be performed in the State of Washington.

     18.     HEADING;  REFERENCES.  All  headings  used  herein  are  used  for
             --------------------
convenience only and shall not be used to construe or interpret this Debenture. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be issued as of the date first written above.

                                     UPGRADE  INTERNATIONAL  CORP.,
                                     a  Florida  corporation



                                     By:______________________________________
                                            Daniel  S.  Bland,  President

UPGRADE INTERNATIONAL CORP.        Private Placement  of  Subordinated Debenture
U.S.  Subscription Agreement          Convertible at a price equal to 75% of the
                                      average  bid  price  for the Common  Stock
                                      for  the  five  consecutive  trading  days
                                      immediately    preceding   the   date   of
                                      conversion, but not to exceed $2.50 per Share

                                   APPENDIX I


                              NOTICE OF CONVERSION

                (TO BE SIGNED ONLY UPON CONVERSION OF DEBENTURE)



TO:  UPGRADE  INTERNATIONAL  CORPORATION

     The undersigned, the holder of the foregoing Convertible Subordinated Debenture, hereby surrenders such Debenture for conversion into shares of Common Stock of Upgrade International Corporation, to the extent of _______________________ Dollars ($__________) unpaid principal amount [and accrued interest] of such Debenture, and requests that the certificates for such shares be issued in the name of, and delivered to______________________________, whose address is_____________________________________________________________.


Dated:____________________


                                                ________________________________
                                                          (Signature)



                                                ________________________________
                                                ________________________________
                                                ________________________________
                                                           (Address)